SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        ADVANCED OPTICS ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                        ADVANCED OPTICS ELECTRONICS, INC.
                            (INCORPORATED IN NEVADA)


                              8301 Washington N.E.
                                     Suite 5
                          Albuquerque, New Mexico 87113
                                 (505) 797-7878



     PROXY STATEMENT AND NOTICE OF
     ANNUAL MEETING OF SHAREHOLDERS
     TO BE HELD ON April 12, 2000

Dear Shareholders:

You are cordially invited to attend Advanced Optics Electronics, Inc. 2000 Annual Meeting of Shareholders which will be held at the Catalina Country Club at 8:00 AM April 12, 2000, 1 Country Club Drive, Avalon, CA. The purpose of the meeting is to act on the following:

1. A proposal to approve the action of the Board of Directors in appointing Neff & Ricci CPA LLP to continue as independent auditors for 2000.

2.   A proposal to amend the Company's  Articles of Incorporation and By-Laws to
     increase  the  authorized   shares  of  common  stock  from  75,000,000  to
     150,000,000.

3. Transact any other business as may properly come before the meeting or any adjournment thereof.


The close of business on March 6, 2000 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. The transfer books will not close.

Please note that a ticket is required for admission to the Annual Meeting. Attendance is limited to stockholders of record as of the record date or their authorized proxy holder. Tickets may be obtained by sending a written request to the Company Secretary. If your shares are held in the name of your broker, bank or other nominee, you must include in your request a letter from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the record date.

                                         By Order of the Board of Directors
                                         John J. Cousins,
                                         Vice President of Finance
Dated:  March 7, 2000
                                    IMPORTANT
Please immediately review these proxy materials and sign and return your proxy in the enclosed stamped, addressed envelope. If you attend the meeting you may, if you desire, withdraw your proxy and vote in person.

PROXY STATEMENT FOR THE ADVANCED OPTICS ELECTRONICS, INC. 2000 ANNUAL MEETING OF SHAREHOLDERS


Information About The Annual Meeting

Why Did You Send Me This Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Advanced Optics Electronics, Inc. ("ADOT", the "Company", or "We") is asking you to vote for 2 items or, if you prefer, asking your permission to vote your shares at the 2000 Annual Meeting of Shareholders. This proxy statement includes information about the issues to be voted upon at the meeting, and on the transaction of such other business as may properly come before the meeting or any postponement(s) or adjournment(s) of the meeting. including to adjourn the meeting from time to time.

On March 6, 2000, there were 48,433,745 shares of ADOT Common Stock outstanding and entitled to vote.

How Many Votes Do I Have?

If you were a shareholder at the close of business on March 6, 2000, you will be entitled to vote. Each share of ADOT common stock that you own entitles you to one vote.


How Can I Vote My Shares?
You can vote on matters presented at the annual meeting in two ways:

a) By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for or against the proposals. If you sign the enclosed card but do not indicate specific choices, you have granted permission to have your shares voted as follows: "FOR" the two items.

If any other matter is presented, your proxies will vote in accordance with the best judgment of management. At the time this proxy went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

b) In Person -- You may come to the annual meeting, present your admission ticket, and cast your vote there. If your shares are held in the name of your broker, bank, or other nominee and you wish to vote at the annual meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 6, 2000, the record date for voting.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

o    Send another proxy with a later date

o Notify ADOT's Secretary in writing before the date of the annual meeting that you have revoked your proxy, or

o    Vote in person at the annual meeting

How Can I Present An Issue To Be Addressed At Next Year's Annual Meeting?

Shareholders must submit proposals intended to be considered at the next annual meeting, in writing to the Secretary of the Company no later than July 15, 2000 for inclusion in the Company's Proxy Statement and Form of Proxy relating to the meeting. Also, shareholders who wish to propose proper business from the floor, for consideration at the 2001 meeting of shareholders, and who have not properly submitted that proposal for possible inclusion in the Company's 2001 proxy materials, must notify the Company's Secretary in writing not later than September 1, 2000.

What Are The Costs Of Soliciting These Proxies?

ADOT is paying all expenses to prepare, print, and mail this proxy material. We will also pay the cost of soliciting the proxies, if necessary. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners and obtaining their instructions. We do not expect the expenses to exceed $35,000.


How Are The Proxy Statements And Ballot Forms Distributed to Shareholders?

We have engaged ADP Investor Communication Services to assist in the distribution and tabulation of proxies. A few regular employees of ADOT may also participate, without additional compensation, in the distribution and solicitation of proxies by telephone, telegraph, facsimile, e-mail, and personally.


What Vote Is Required To Approve Each Proposal?

A "FOR" vote by a majority of the shares represented in person or by proxy at the annual meeting is required to ratify each of the items. If you abstain from voting, your abstention has the same effect as if you voted "FOR" the proposals.

                        Ownership of Company Common Stock

How Much Stock Do Shareholders Not Affiliated with ADOT Own?

As of December 31, 1999, there were no persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock that are not affiliated with the Company.

How Much Stock Do The Directors And Executive Officers Own?

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1999 by (i) each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
Name and Addresses (1)       Number of Shares         Percent Beneficially Owned
                             Beneficially Owned
--------------------------------------------------------------------------------
John J. Cousins              150,000 (2)              .11%
--------------------------------------------------------------------------------
Harold Herman                50,000 (3) (6)           .32%
--------------------------------------------------------------------------------
Michael Pete                 214,524 (4) (6)          .46%
--------------------------------------------------------------------------------
Leslie S. Robins             4,748,795 (5) (6)        10.27%
--------------------------------------------------------------------------------
All Directors and Officers   5,163,319                11.16%
as a group
--------------------------------------------------------------------------------
TOTAL SHARES OUTSTANDING     46,261,678               100%
--------------------------------------------------------------------------------

(1) The address of all persons who are executive officers or directors of the Company is in care of the Company, 8301 Washington NE, Suite 5, Albuquerque New Mexico 87113.
(2) John J. Cousins has options totaling 300,000 shares. If all options were exercised Mr. Cousins would own .97% of the Company.
(3) Harold Herman is a Director of the Company and has options totaling 150,000 shares and warrants totaling 350,000. If all options and warrants were exercised Mr. Herman would own 1.18% of the Company.
(4) Michael Pete is a Director and Officer of the Company and has options totaling 300,000 shares. Mr. Pete has warrants totaling 500,000 shares. If all options and warrants were exercised Mr. Pete would own 2.16% of the Company.
(5) Leslie S. Robins has options totaling 2,000,000 shares and warrants totaling 3,000,000 shares. If all options and warrants were exercised Mr. Robins would own 18.65% of the Company.
(6)  Warrants: There are 3,850,000 warrants outstanding.

How Did ADOT Common Stock Perform During the Fiscal Year?

The graph below provides a comparison of the Company's cumulative total stockholder return with performances of the S&P 500 and the S&P High Tech Index as a Peer Group.

                         Comparison of Cumulative Total
                         Stockholder Return Among ADOT,
                      S & P 500, and S & P High Tech Index

[THE FOLLOWING INFORMATION WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


Proxy Item No. 1 - Ratification of Selection of Auditors

The Directors have selected Neff & Ricci CPA LLP to continue as independent auditors for 2000. Neff & Ricci CPA LLP has no direct interest in the Company and has had no such interest during the past fiscal year.

The Board of Directors recommends that you vote "FOR" the ratification of their selection of Neff & Ricci CPA LLP as independent auditors for the Company.

Proxy Item No. 2 - Amendment to Certificate of Incorporation

General. The Company's Certificate of Incorporation currently authorizes the issuance of up to seventy five million shares of Common Stock. As of December 31, 1999 (the end of fiscal 1999), authorized shares were used or reserved as follows:

   Issued and outstanding ............................................46,261,678
   Reserved for issuance under stock-based compensation plans:
    Covered by currently outstanding awards ...........................3,050,000
    Available for future awards .......................................6,950,000
   Reserved for issuance under warrants ...............................3,850,000
                                   -----------
   Total .............................................................60,111,678
                                   ===========
This leaves approximately 15 million shares of Common Stock currently available for other purposes.
The Board of Directors is proposing an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from seventy five million to one hundred and fifty million.

All authorized but unissued and unreserved shares of Common Stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with future stock splits or dividends and issuances to raise capital or effect acquisitions). There are currently no arrangements, agreements or understandings for the issuance or use of the additional shares of authorized Common Stock (other than issuances permitted or required under the Company's stock-based employee benefit plans or awards made pursuant to those plans). The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law . Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors recommends that you vote "FOR" the proposed amendment to the Company's Certificate of Incorporation.


                                  ANNUAL REPORT

The Annual Report to Shareholders concerning the operations of the Company for fiscal year ended December 31, 1999, including the financial statements for that year, has been enclosed with this Proxy Statement.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters that are to be presented at the meeting. However, if any other matters should properly come before the meeting, the Proxies will vote on those matters in accordance with their judgment.


The above notice and Proxy Statement are sent by order of the Board of Directors.


/s/ Leslie Robins
------------------------
Leslie Robins, Secretary

                    [LOGO] Advanced Optics Electronics, Inc.

www.adot.org
------------

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     Proxy must be submitted by 4:00 p.m.  (Eastern  Daylight  Savings  time) on
     April 11, 2000 unless you are attending the meeting.

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Fold & Tear Here                                              Fold & Tear Here



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                    [LOGO] ADVANCED OPTICS ELECTRONICS, INC.

 PROXY FORM                                                        PROXY FORM
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        The Board of Directors Recommends a Vote FOR ALL listed Proposals

     (1) A proposal to approve the action of the Board of Directors in appointing Neff & Ricci CPA LLP to continue as independent auditors for 2000.

                          FOR      AGAINST     ABSTAIN
                          ---      -------     -------


     (2) A proposal to amend the Company's Articles of Incorporation and By-Laws to increase the authorized shares of Common Stock from 75,000,000 to 150,000,000.

                          FOR      AGAINST     ABSTAIN
                          ---      -------     -------


     Note: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjoument(s) thereof.

 -------------------------------------------------------------------------------


________________________          ________________        PLEASE MARK ALL
ACCOUNT NUMBER                         SHARES             CHOICES LIKE THIS

SIGNATURE OF STOCKHOLDER_____________________________ DATE_________________

SIGNATURE OF STOCKHOLDER_____________________________DATE__________________

Each joint  owner  should  sign.  Signatures  should  correspond  with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or other signing in a representative capacity should give full title.

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                    [LOGO] Advanced Optics Electronics, Inc.

  PROXY FORM                                                        PROXY FORM

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                        ADVANCED OPTICS ELECTRONICS, INC.
                                      PROXY

              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 12, 2000 AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

              THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD
                OF DIRECTORS OF ADVANCED OPTICS ELECTRONICS, INC.

By casting your voting instructions on the reverse side, you hereby (a) acknowledge receipt of the proxy statement related to the above-referenced meeting, (b) appoint the individuals named in such proxy statement, and each of them, as proxies, with full power of substitution, to vote all shares of stock of the Company that you would be entitled to cast if personally present at such meeting and at any postponement of adjournment thereof and (c) revoke any proxies previously given.

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted according to the Board of Director Recommendations indicated on the reverse side, and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.